STAAR®
SURGICAL

(NASDAQ: STAA)



Stephens Fall
Investment Conf.
November 16, 2011



"Fastest growing publicly traded medical device Company focused on Ophthalmology."

FORWARD-LOOKING STATEMENTS

All statements in this presentation that are not statements of historical fact are forward-looking statements, including any projections of earnings, revenue, profit margin, cash or other financial items, any statements of the plans, strategies, and objectives of management for future operations, any statements regarding expectations for success of the ICL or other products in U.S. or international markets, any statements concerning proposed new products and government approval of new products, services or developments, any statements regarding future economic conditions or performance, the size of market opportunities statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements.

The risks and uncertainties include our limited capital resources and limited access to financing, the broad discretion of the FDA and other regulators in approving any medical device and the inherent uncertainty that new devices will be approved, the likelihood of administrative delays, the risk that our global consolidation plans will not yield the expected savings in taxes or cost of goods or expose us to supply interruptions, the negative effect of global recession on sales of products, especially products like the ICL used in non-reimbursed elective procedures, the challenge of managing our foreign subsidiaries, the risk that research and development efforts will not be successful, the willingness of surgeons and patients to adopt a new product and procedure, and the potential effect of negative publicity about LASIK on the demand for refractive surgery in general in the U.S., and the other factors discussed under the heading "Risk Factors" in our Annual Report on Form 10-K filed with the SEC on March 2, 2011 and our Quarterly Report on Form 10-Q filed on November 2, 2011. STAAR assumes no obligation to update its forward-looking statements to reflect future events or actual outcomes and does not intend to do so.

STAAR SURGICAL

STAAR Positioned for Increased Growth

- Two Large Market Opportunities
- Double Digit Revenue Growth
- Expanding Gross and Operating Margins
- Strong Balance Sheet
- Sustainable Competitive Advantages
- Four New Product Launches
- Robust Product Pipelines

STAAR® SURGICAL

Intraocular Lens Focus

Lenses Placed within the Eye

Refractive Lens

- Sits in front of natural crystalline lens
- Refractive **ICL**



52% of sales Q3

Cataract Lens

- Replaces natural crystalline lens
- Cataract **IOL**



43% of sales Q3

STAAR® SURGICAL

Surgical Vision Correction Market

- Global Refractive Procedure estimate of 3.6M in 2010 grows to 5.1M in 2015
  - In 2010 97% are laser based procedures: LASIK or PRK
- LASIK challenged by technology limitations and negative media coverage
- $2 Billion Addressable Market for the STAAR ICL

Source: The Global Refractive Surgery Market by Market Scope December 2010

STAAR® SURGICAL



Visian ICL®


Visian ICL™

- Implantable Collamer Lens better known as "the Implantable Contact Lens"
- Made from a proprietary material called Collamer®
- Corrects myopia (nearsightedness) inability to see far
- Toric ICL version corrects both myopia and astigmatism (blurred due to inability to focus)
- **Premium product with premium results**

STAAR®
SURGICAL

Visian ICL Revenue Gains

Increased 30% YTD



Millions $
9
8
7
6
5
4
3
2
1
0
Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311

STAAR® SURGICAL

STAAR's Value Driver
The Visian ICL

- **Over $30 million annualized sales**
  - 30% YOY Growth
  - 85% Gross Margins
  - New Product Launches



- **$2 Billion Addressable Market**
  - Currently <2% Market Share
- **10% share position in Top Ten Markets yields $200M in revenue & $170M in gross profit**

STAAR® SURGICAL

Visian ICL

Competitive Landscape

- **STAAR is the market leader in this segment**
  - **>70% Unit Market Share/85% Dollar Share**
  - **Only Posterior Lens Approach**



- Other players (Anterior Phakic Lens):
  - Abbott (AMO)/Ophtec <25% and declining
  - Novartis (Alcon) <5% Share (introduced in 2008)
- **The Big Guys are in the WRONG Place!**
- **LASIK is the Real Competition**



STAAR SURGICAL







ICL vs. LASIK

ICL	LASIK
Small micro incision	Incision over 1 inch-long
Adds a lens into the eye	Burns material away
Permanent but removable	Cannot be reversed
No induced dry eye	Potential dry eye induced
Future options preserved	May reduce future options

Plus eyes in which LASIK is contraindicated.

STAAR® SURGICAL

Keys to Creating Significant Value

Progress to overcome challenges of LASIK

- Making the ICL experience BETTER than LASIK
  - New V4b allows treatment of ALL LASIK eligible patients and more
  - New V4c Version makes ICL a one step procedure



- Overcoming the branding of LASIK
  - Everyone knows about LASIK-consumers ask for it
  - Progress in some markets

STAAR® SURGICAL

New Visian V4b ICL

Doubles Market of Treatable Patients

- V4b has the widest approval of any refractive option
  - Can treat all LASIK eligible patients and MORE
- Began European launch during Q4 2010
  - Other markets will gain expanded range with V4c approval



STAAR® SURGICAL

New Visian V4c ICL

Began Shipments to CE Mark Countries in October

- CentraFLOW™ technology restores natural aqueous flow within the eye utilizing the KS-AquaPORT™
- Eliminates a procedure and additional visit by patient
- Makes procedure much more convenient (LASIK-like)
- Makes economics better for the surgeon
- The Technology Highlight at ESCRS and AAO meetings




Clearly More Simple.
The New Visian ICL®
with CentraFLOW Technology™

STAAR® SURGICAL

Visian ICL Growing Market Shares

Top Ten Targeted Refractive Markets

Market	2010 Proc.	TICL	V4c	2011 Growth	Est. Share
China	900,000	Yes	2012	+113%	1%
U.S.	723,000	2011/12	??	(2%)	1%
Japan	375,000	2011	2014	+197%	0.3%
Latin Am	212,000	Yes/12	2012	+9%	1.2%
Spain	148,000	Yes	Yes	+4%	3%
India	135,000	Yes	2012	+39%	4%
S. Korea	114,000	Yes	2012	+26%	15%
Germany	111,000	Yes	Yes	+110%	1.3%
U.K.	111,000	Yes	Yes	+21%	0.2%
M East	52,000	Yes	2012	+45%	9%

Source: The Global Refractive Surgery Market by Market Scope January 2011

STAAR® SURGICAL

Visian ICL Product Pipeline

Product	R	D	CE	Japan	U.S.
Toric ICL	√	√	√	2011	2011/12
V4b Expanded Range Lower myopes and toric hyperopic	√	√	2010	NP	NP
V4c (Includes expanded range) Eliminates need for PI	√	2011	2011	○	○
V5 (Includes all features of 4b & 4c) Preloaded, enhanced safety design	○	○	2012	2014	2013
V6 (Includes all features of V4 & V5) Multifocal, MF Toric, forgiving design	○	○			

○ = In the planning stage.

STAAR® SURGICAL

DTC Results in Korea

Expanded Market Share from 5% to 15% in 4 Years

2008-7%, 2009-10%, 2010-12%, 2011-15%

Subway Signage
Began in 2006



Radio Ads
Began in 2007



Bus Wraps
Began in 2009


472


ICL

Movie Theater Commercials in 2011


ICL

STAAR SURGICAL

Visian ICL Direct To Consumer

Test, Evaluate, Enhance and Re-test Mode

- Social Networking activities
  - Significant increase planned for 2012
  - Low cost for increased visibility
  - New Facebook Consumer Contest
    - 5 Winners receive Free ICL Procedures
    - ICL Facebook Fans more than Doubled
- Video segments on ICL vs. LASIK
  - Hard hitting and softer approach
- Movie Theater Ads in Korea and in U.S. markets
  - Test and re-test messages


Goodbye to glasses and contacts!
The new and better alternative to LASIK.
Visian ICL
www.IWantHDVision.com
SAVE $1000

STAAR® SURGICAL

Q3 Investor Call Comments

Dr. Eric Mertens, Belgium

- First to implant V4c ICL in Europe
  - "No IOP concerns, patients very satisfied."
- Started implanting ICLs in 2002
  - First year 6%, 2010 was 32% of refractive procedures
  - Since V4b and V4c, now over 50% are ICLs
  - From -1.0 to -6.0 offers LASIK and ICL
  - Above -6.0 only offers ICL
- "The quality of vision is so much better with the ICL."

STAAR® SURGICAL

Q3 Investor Call Comments

Dr. Roberto Zaldivar, Argentina

- 1987-1994 2,000 anterior Phakic lens
- Since 1993 over 11,000 Visian ICLs
- ICL provides the best quality of vision of all refractive procedures
- V4c is an "incredible step forward"
  - Eliminates the most difficult part of ICL procedure
- "In the last about 8,000 ICL cases since 2001, not one cataract formation."

STAAR® SURGICAL

The ICL Technology Era Beginning?


Glasses
Contacts
RK
PRK
LASIK
ICL

- Radial Keratotomy (RK): Started in 1978, peaked in 1994.
- Photorefractive Keratectomy (PRK): Started in 1984, peaked in 2006.
- LASIK: Started in 1989, <u>Has LASIK peaked??</u>
  - Under much scrutiny in the past few years particularly in U.S.
  - LASIK procedures losing share in major markets.
- Visian ICL:
  - Over 250,000 ICLs implanted world wide.
  - Gaining share in major markets.

Source: The Global Refractive Surgery Market by Market Scope December 2010.

STAAR® SURGICAL

Visian ICL Revenue Gains

Increase of 31% in Q3 and 30% YTD



Millions $
0
1
2
3
4
5
6
7
8
9
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311

10% ICL market penetration equals
$200M in sales and $170M of gross profit

STAAR® SURGICAL

Cataract IOL

Large & Growing Market
Tough Competitive Landscape

- 19 million IOLs to be implanted this year
- The Big Three hold 77% market share
  - Alcon (Novartis), AMO (Abbott), B&L (Private)
- STAAR goal: the fastest growing in target markets
  - Focused on only the higher margin premium IOLs
  - Focused only in key markets in which we can make money





Source: The Global IOL Market by Market Scope May 2011

STAAR® SURGICAL

Unique Collamer® Material

- Proprietary hydrophilic material produces superior quality of vision (competitive advantage)
- 40% water content produces:
  - Reduced glare or halo effect
- Free from glistenings
- Patent protection until 2014/manufacturing know-how much more important
- Preliminary CAST data demonstrates "accommodation" potential

STAAR® SURGICAL

CAST Preliminary Findings

- <u>Distance Vision</u>: All cataract patients see very well at far distance
- <u>Near Vision</u>: Usually need some reading glasses
  - **nanoFLEX SUPERIOR to all Standard IOLs**
- <u>Intermediate Vision</u>: Usually need glasses for laptop
  - **nanoFLEX SUPERIOR to ALL IOLs, both Standard and Premium**



STAAR® SURGICAL

nanoFLEX

CE Mark Approval during Q2

- Began marketing activities in key European markets during Q2/initial shipments Q3
- Believe that the nanoFLEX Toric IOL could gain approval before year end in CE Markets
  - Should allow profitable entry to new markets
- Upside to 2012/13 expectations (the "nanoFLEX Family")

STAAR® SURGICAL

STAAR IOL Product Pipeline

Product	R	D	CE	Japan	U.S.
Preloaded Silicone	√	√	√	√	2011
Preloaded 1P Acrylic	√	√	2011	2011/12	NP
nanoFLEX IOL	√	√	2011	○	√
nanoFLEX Toric	√	○	2011	○	2012
nanoFLEX II	○	○	2012	○	2012*
Preloaded nanoFLEX	○	○	2013	○	2014
Accommodating IOL	○	○	2013	○	○

*Depends on label claim pursued. Could be 2013.

○= In the planning stage.

STAAR® SURGICAL

2011 Q3 Growth

Comparison to Q3 2010 ($000's)

	Q3 2011	Q3 2010	Improvement
Revenue	$15,266	$13,152	+$2.1M/+16%
Gross Profit Dollars	$10,450	$8,260	+26.5%
Gross Profit Margin	68.5%	62.8%	+570bps
Operating Expenses	$9,713	$9,452	+3%
Operating Income	$ 737	($1,192)	+$1.9M
Net Income	$ 77	($1,158)	+$1.2M
Cash	$16,891	$8,624	+$8.3M

STAAR® SURGICAL

2011 YTD Growth

Comparison to Q3 YTD 2010 ($000's)

	YTD 2011	YTD 2010	Improvement
Revenue	$46,385	$40,569	+$5.8M/+14%
Gross Profit Dollars	$30,940	$25,768	+20%
Gross Profit Margin	66.7%	63.5%	+320bps
Operating Expenses	$28,825	$27,682	+4%
Operating Income	$2,115	($1,914)	+$4M
Inc./Loss from Cont'd Ops	$1,239	($3,422)	+$4.7M

STAAR® SURGICAL

Expanding Gross Margins With ICL Product Mix Gains


80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2007
2008
2009
2010
Q1 2011
Q2 2011
Q3 2011
GM%
IOL Mix
ICL Mix

Gross margins have expanded from 49% to 68.5%.
Q2 Mix: ICLs at 52% and IOLs at 43%.

STAAR® SURGICAL

2011 Key Metric Report Card

Increased 3 of 4 Metrics Mid-Year

	Q1	Q2	Q3	Q4	2011
Double Digit Revenue Growth	↓	↑	↑		
Grow ICL Sales by ~~25%~~, <u>30%</u>	↓	↑	↑		
Continuous Expansion of GM %, End year at ~~66%~~, <u>66.5%</u>	↑	↑	↑		
Profitable in ~~3 of 4~~ <u>all 4</u> quarters and for the full year	↑	↑	↑		

STAAR® SURGICAL

STAAR Balance Sheet

- Profitable & Generating Cash
  - Generated $2.5M from operations Q3
  - $16.9M in Cash end of Q3
- Company Debt Free
  - Only a working line of credit in Japan
- $128M in NOLs (Worth $1 a share)
- 37 million diluted shares outstanding
  - 1.4 million warrants at approximately $4

STAAR® SURGICAL

Plan to Use our $128M NOLs

- Consolidate four manufacturing operations to the U.S. facility
- Two years to complete with a cost of $6M
  - Already spent $650k YTD 2011
- Complete by the end of 2013
- Over $100M savings in tax and labor costs from 2014 to 2020

STAAR® SURGICAL

STAAR Positioned for Increased Growth

- Two Large Market Opportunities
- Double Digit Revenue Growth
- Expanding Gross and Operating Margins
- Strong Balance Sheet
- Sustainable Competitive Advantages
- Four New Product Launches
- Robust Product Pipelines

STAAR® SURGICAL

STAAR® SURGICAL

(NASDAQ: STAA)



Stephens Fall Investment Conf.
November 16, 2011



"Fastest growing publicly traded medical device Company focused on Ophthalmology."